UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

JUHL WIND, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141010	20-4947667
State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

996 190th Avenue
Woodstock, Minnesota		56186
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (507) 777-4310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

JUHL WIND, INC.

April 28, 2011

Item 1.01                      Entry into a Material Agreement

On April 28, 2011, Juhl Wind, Inc. (the “Company”) agreed to purchase 99.9% of the existing ownership interests of Woodstock Hills LLC, a Delaware limited liability company (“Woodstock Hills”), which operates a 10.2 megawatt wind-powered electric generating facility near Woodstock, MN.  The Company entered into two sale agreements, which are described below, for the purchase of a 24.9% ownership interest from Heller Financial, Inc., a Delaware corporation (“Heller”), and a 75% ownership interest from Mission Funding Zeta, a California corporation (“MFZ”), for a total of $400,000.

The Company’s chief executive officer and chairman of its board of directors, Mr. Daniel J. Juhl, is the owner of the .1% remaining minority interest in Woodstock Hills.

Heller Sale Agreement
On April 28, 2011, the Company entered into and closed a Sale Agreement (the “Heller Sale Agreement”) with Heller, pursuant to which the Company purchased (the “Heller Purchase Transaction”) from Heller for a purchase price of $100,000, a 24.9% ownership interest (the “Heller Interest”) in Woodstock Hills.  Pursuant to the Heller Sale Agreement, on April 28, 2011, Heller and the Company executed a Transfer Agreement (the “Heller Transfer Agreement”) in connection with the Heller Purchase Transaction in which Heller transferred and the Company assumed the transfer of the Heller Interest.  The Heller Sale Agreement and the Heller Transfer Agreement are attached to this report as Exhibits 10.1 and 10.2, respectively.

MFZ Sale Agreement
On April 28, 2011, the Company entered into and closed a Sale Agreement (the “MFZ Sale Agreement”) with MFZ, pursuant to which the Company purchased (the “MFZ Purchase Transaction”) from MFZ for a purchase price of $300,000, a 75% ownership interest (the “MFZ Interest”) in Woodstock Hills.  Pursuant to the MFZ Sale Agreement, on April 28, 2011, MFZ and the Company executed a Transfer Agreement (the “MFZ Transfer Agreement”) in connection with the MFZ Purchase Transaction in which MFZ transferred and the Company assumed the transfer of the MFZ Interest. The MFZ Sale Agreement and the MFZ Transfer Agreement are attached to this report as Exhibits 10.3 and 10.4, respectively.

Waiver
Heller and MFZ each consented to the Heller Purchase Transaction and the MFZ Purchase Transaction, respectively, and Heller and MFZ each agreed to waive any payments that might be due to them pursuant to the Woodstock Hills Amended and Restated Limited Liability Company Agreement dated July 19, 1999, or in connection with the Heller Purchase Transaction or the MFZ Purchase Transaction, respectively.

Approval of Transaction
Following the closing of the Heller Purchase Transaction and the MFZ Purchase Transaction, the Company owns 99.9% of the membership interests of Woodstock Hills.  The Company’s chief executive officer and chairman of the board of directors, Daniel J. Juhl, continues to own the remaining .1% minority interest in Woodstock Hills.  Due to Mr. Juhl’s .1% minority interest in Woodstock Hills, he abstained from the vote by the Company’s board of directors approving the Heller Purchase Transaction and the MFZ Purchase Transaction.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description

10.1	Sale Agreement dated as of April 28, 2011 between Heller Financial, Inc. and Juhl Wind, Inc.

10.2	Transfer Agreement dated as of April 28, 2011 between Heller Financial, Inc. and Juhl Wind, Inc.

10.3	Sale Agreement dated as April 28, 2011 between Mission Funding Zeta and Juhl Wind, Inc.

10.4	Transfer Agreement dated as of April 28, 2011 between Mission Funding Zeta and Juhl Wind, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JUHL WIND, INC.

Date: May 3, 2011	By:	/s/ John Mitola
John Mitola
President

4